UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-3430
Oppenheimer U.S. Government Trust
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end: August 31
Date of reporting period: 08/31/2009

Item 1. Reports to Stockholders.
August 31, 2009 Oppenheimer U. S. Government Trust Management Commentaries and Annual Report MANAGEMENT COMMENTARIES Market Recap and Outlook ANNUAL REPORT Listing of Top Holdings Fund Performance Discussion Listing of Investments Financial Statements

TOP HOLDINGS AND ALLOCATIONS

Portfolio Allocation

Mortgage Backed Obligations:
Government Agency Bonds	64.7%
Non-Agency Bonds	7.7
U.S. Government Bonds	14.8
Cash Equivalents	10.3
Other Bonds	2.5
Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2009, and are based on the total market value of investments.

Credit Allocation

Agency	67.0%
AAA	20.2
AA	0.7
A	0.2
BBB	0.1
BB	0.1
B	0.8
CCC	0.6
Cash Equivalents	10.3
Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2009, and are dollar-weighted based on the total market value of investments. Securities rated by any rating organization are included in the equivalent S&P rating category. The allocation includes rated securities and those not rated by a national rating organization but to which the ratings above have been assigned by the Manager for internal purposes as being comparable, in the Manager’s judgment, to securities rated by a rating agency in the same category.
9 | OPPENHEIMER U.S. GOVERNMENT TRUST

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund’s performance during its fiscal year ended August 31, 2009, followed by a graphical comparison of the Fund’s performance to an appropriate broad-based market index.
Management’s Discussion of Fund Performance. For the 12-month period, Oppenheimer U.S. Government Trust’s Class A shares (without sales charge) returned 2.04%. By comparison, the Fund’s benchmark, the Barclays Capital U.S. Government Bond Index, returned 6.43% over the same timespan.
     During the first half of the reporting period, the capital markets in the U.S. were in critical decline. When Lehman Brothers collapsed into bankruptcy in September 2008, many investors engaged in panic selling. Major U.S. banks also experienced balance-sheet impairments to such a degree that government officials scrambled to assemble bailout programs, such as the $700 billion Troubled Asset Relief Program (TARP). As investors sought a perceived safe haven in U.S. Treasuries, nearly all non-Treasury debt securities, or “spread products,” were battered. Nearly all debt associated with the mortgage sector—regardless of a security’s credit quality or the soundness of its underlying borrowers—dropped sharply in value, especially commercial mortgage-backed securities (CMBS) and non-agency residential mortgage-backed securities (MBS). The Fund’s investments in high-quality CMBS, as well as non-agency residential MBS, which were backed by prime borrowers and highly rated, suffered as a result.
     In the fourth quarter of 2008, there was an unprecedented and unanticipated widening of credit spreads of MBS over like-duration Treasuries. This event had a negative impact on the Fund’s positions in the CMBS sector. Concurrently, investors continued their narrow preference for U.S. Treasuries, shunning even highly rated non-U.S. Treasury securities (such as the ones the Fund held). This trend defied typical investor behavior in previous economic downturns and other financial crises, when historically, an investor “flight-to-quality” consisted of investors favoring highly rated government securities at large, not solely Treasuries.
     Given this backdrop, we believe the Fund’s underperformance in the first half of the reporting period stemmed primarily from the unprecedented volatility of the U.S. fixed-income markets and price compression that the majority of fixed-income investments suffered. Deteriorating market conditions during the first half of the reporting period for most non-Treasury U.S. government securities, particularly for CMBS and non-agency mortgage-backed securities, contributed significantly to the Fund’s negative performance during this time.
     Over the second half of the reporting period, by early March, evidence had appeared that the aggressive measures taken by governments around the globe had succeeded in
10 | OPPENHEIMER U.S. GOVERNMENT TRUST

stabilizing the credit markets to a degree. Markets were cheered by this news, and investors began to grow more tolerant of risk as they looked forward to a resumption of economic growth. As a result, some of the bond market sectors that had been severely affected during the downturn began to rally in a sustained rebound that persisted through the reporting period’s end. During this time, the Fund benefited from its exposure to residential mortgages, primarily agency mortgages, as government programs initiated by the Federal Reserve and Treasury Department began to take hold. With investors more tolerant of risk, the flock to U.S. Treasuries came to an end. As a result, the Fund’s minimal exposure to U.S. Treasuries over the second half of the reporting period also benefited performance, as they were one of the few areas to experience negative returns over the second half of the reporting period. Although the Fund underperformed for the one year ending August 31, 2009, its strong relative and absolute performance over the second half of the reporting period brought it back into positive territory at period end.
     Since Krishna Memani and Peter Strzalkowski, with the support of the Investment Grade Fixed Income team, have taken over the Fund in April 2009, they have transitioned the portfolio to a position they feel is suitable for the market conditions existing as of the period’s end. The team believes that the Fund’s portfolio should act as a “ballast” providing competitive returns, while holding its value in a down market.
     At period end, the portfolio has been positioned to diversify its sources of risk and return. The Fund’s investments in the CMBS, non-agency MBS and investment grade financials sectors have been reduced, while its investments in investment grade non-financials have increased during the period. The Fund’s largest allocation at period end was comprised of agency mortgages. Although it appears that the worst of the financial crisis may be behind us, the team believes volatility is likely to be with us for some time due to lower economic growth. As such, the portfolio managers will continue to seek investment opportunities given the current market environment.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until August 31, 2009. In the case of Class A, Class B, Class C and Class Y shares, performance is measured over a ten fiscal year period. In the case of Class N shares, performance is measured from inception of the Class on March 1, 2001. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.
11 | OPPENHEIMER U.S. GOVERNMENT TRUST

FUND PERFORMANCE DISCUSSION
     The Fund’s performance is compared to that of the Barclays Capital U.S. Government Bond Index, an unmanaged market-weighted index of U.S. government securities with maturities of 1 year or more. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments in the index.
12 | OPPENHEIMER U.S. GOVERNMENT TRUST

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent 1% deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, 10-year returns for Class B shares uses Class A performance for the period after conversion. See page 18 for further information.
13 | OPPENHEIMER U.S. GOVERNMENT TRUST

FUND PERFORMANCE DISCUSSION
Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
14 | OPPENHEIMER U.S. GOVERNMENT TRUST

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent 1% deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, 10-year returns for Class B shares uses Class A performance for the period after conversion. See page 18 for further information.
15 | OPPENHEIMER U.S. GOVERNMENT TRUST

FUND PERFORMANCE DISCUSSION
Class N Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
16 | OPPENHEIMER U.S. GOVERNMENT TRUST

Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent 1% deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, 10-year returns for Class B shares uses Class A performance for the period after conversion. See page 18 for further information.
17 | OPPENHEIMER U.S. GOVERNMENT TRUST

NOTES
Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
Investors should consider the Fund’s investment objectives, risks, and other charges and expenses carefully before investing. The Fund’s prospectus contains this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at www.oppenheimerfunds.com. Read the prospectus carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first publicly offered on 8/16/85. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 4.75%.
Class B shares of the Fund were first publicly offered on 7/21/95. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year), and 2% (5-year). Class B shares are subject to an annual 0.75% asset-based sales charge. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B uses Class A performance for the period after conversion.
Class C shares of the Fund were first publicly offered on 12/1/93. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.
18 | OPPENHEIMER U.S. GOVERNMENT TRUST

Class Y shares of the Fund were first publicly offered on 5/18/98. Class Y shares are offered only to certain institutional investors under a special agreement with the Distributor, and to present or former officers, directors, trustees or employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
19 | OPPENHEIMER U.S. GOVERNMENT TRUST

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended August 31, 2009.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in
20 | OPPENHEIMER U.S. GOVERNMENT TRUST

the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	March 1, 2009	August 31, 2009	August 31, 2009

Actual
Class A	$1,000.00	$1,085.10	$4.74
Class B	1,000.00	1,080.00	8.69
Class C	1,000.00	1,080.00	8.69
Class N	1,000.00	1,083.80	6.06
Class Y	1,000.00	1,086.20	3.42

Hypothetical (5% return before expenses)
Class A	1,000.00	1,020.67	4.59
Class B	1,000.00	1,016.89	8.42
Class C	1,000.00	1,016.89	8.42
Class N	1,000.00	1,019.41	5.87
Class Y	1,000.00	1,021.93	3.32
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended August 31, 2009 are as follows:

Class	Expense Ratios

Class A	0.90%
Class B	1.65
Class C	1.65
Class N	1.15
Class Y	0.65
The expense ratios reflect reduction to custodian expenses and voluntary waivers or reimbursements of expenses by the Fund’s Manager and Transfer Agent that can be terminated at any time, without advance notice. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
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STATEMENT OF INVESTMENTS August 31, 2009

	Principal
	Amount	Value

Asset-Backed Securities—3.2%
Argent Securities Trust 2004-W8, Asset-Backed Pass-Through Certificates, Series 2004-W8, CI. A2, 0.746%, 5/25/34[1]	$3,208,688	$2,178,521
Argent Securities Trust 2006-M3, Asset-Backed Pass-Through Certificates, Series 2006-M3, CI. A2B, 0.366%, 9/25/36[1]	1,351,247	794,390
Bank of America Credit Card Trust, Credit Card Asset-Backed Certificates, Series 2006-A16, CI. A16, 4.72%, 5/15/13	7,095,000	7,384,895
Capital Auto Receivables Asset Trust 2008-2, Automobile Asset-Backed Securities, Series 2008-2, CI. A2A, 3.74%, 3/15/11	1,809,183	1,824,213
CNH Equipment Trust, Asset-Backed Certificates, Series 2009-B, CI. A3, 2.97%, 3/15/13	4,890,000	4,964,260
Countrywide Home Loans, Asset-Backed Certificates:
Series 2005-16, CI. 2AF2, 5.382%, 5/25/36[1]	1,410,645	1,122,168
Series 2005-17, CI. 1AF2, 5.363%, 5/25/36[1]	805,583	632,070
Embarcadero Aircraft Securitization Trust, Airplane Receivable Nts., Series 2000-A, CI. B, 8/15/25[2,3,4]	4,550,157	—
First Franklin Mortgage Loan Trust 2006-FF10, Mtg. Pass-Through Certificates, Series 2006-FF10, CI. A3, 0.356%, 7/25/36[1]	2,289,604	2,156,926
Ford Credit Auto Owner Trust, Automobile Receivables Nts., Series 2009-B, CI. A2, 2.10%, 11/15/11	5,605,000	5,655,563
Lehman XS Trust, Mtg. Pass-Through Certificates, Series 2005-4, CI. 2A1B, 5.17%, 10/25/35	316,334	312,514
Option One Mortgage Loan Trust 2006-2, Asset-Backed Certificates, Series 2006-2, CI. 2A2, 0.366%, 7/1/36[1]	2,104,328	1,571,103
Popular ABS Mortgage Pass-Through Trust 2005-6, Mtg. Pass-Through Certificates, Series 2005-6, CI. A3, 5.68%, 1/25/36[1]	1,194,643	1,053,971
RASC Series 2006-KS7 Trust, Home Equity Mtg. Asset-Backed Pass-Through Certificates, Series 2006-KS7, CI. A2, 0.366%, 9/25/36[1]	1,804,080	1,709,431
Soundview Home Loan Trust 2006-OPT5, Asset-Backed Certificates, Series 2006-OPT5, CI. 2A2, 0.356%, 7/25/36[1]	943,165	933,925
Structured Asset Securities Corp., Interest-Only Stripped Pass-Through Certificates, Series 2002-AL1, CI. AIO, 21.342%, 2/25/32[5]	12,018,001	680,565
Wells Fargo Home Equity Asset-Backed Securities 2006-2 Trust, Home Equity Asset-Backed Certificates, Series 2006-2, CI. A2, 0.366%, 7/25/36[1]	925,464	908,995

Total Asset-Backed Securities (Cost $41,734,828)		33,883,510

Mortgage-Backed Obligations—94.1%
Government Agency—84.0%
FHLMC/FNMA/Sponsored—78.6%
Federal Home Loan Mortgage Corp.:
4.50%, 5/15/19	227,416	238,539
5%, 7/15/33-6/15/34	11,881,224	12,264,439
6%, 7/15/24-3/15/33	5,830,545	6,232,749
F1 | OPPENHEIMER U.S. GOVERNMENT TRUST

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

FHLMC/FNMA/Sponsored Continued
Federal Home Loan Mortgage Corp.: Continued
6.50%, 4/15/18-4/1/34	$4,252,644	$4,551,895
7%, 8/15/16-10/1/31	7,756,338	8,507,148
7.50%, 9/15/12-4/25/36	4,424,008	4,939,729
8%, 4/1/16	795,711	861,970
9%, 8/1/22-5/1/25	191,567	212,122
11.50%, 6/15/20-12/3/20	155,924	172,816
12.50%, 7/15/19	38,431	44,640
13%, 8/15/15	39,513	46,326
14%, 2/14/11	5,219	5,843
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 151, Cl. F, 9%, 5/15/21	57,238	62,185
Series 1644, Cl. S, 3.049%, 12/15/23[1]	4,992,833	5,003,994
Series 2006-11, Cl. PS, 23.593%, 3/25/36[1]	1,189,697	1,438,211
Series 2043, Cl. ZP, 6.50%, 4/15/28	3,789,694	4,051,345
Series 2116, Cl. ZA, 6%, 1/15/29	3,656,534	3,926,100
Series 2148, Cl. ZA, 6%, 4/15/29	5,908,850	6,314,322
Series 2220, Cl. PD, 8%, 3/15/30	262,605	287,150
Series 2326, Cl. ZP, 6.50%, 6/15/31	627,252	671,060
Series 2344, Cl. FP, 1.223%, 8/15/31[1]	859,372	863,113
Series 2368, Cl. PR, 6.50%, 10/15/31	2,773,066	2,991,391
Series 2427, Cl. ZM, 6.50%, 3/15/32	2,270,726	2,429,645
Series 2435, Cl. EQ, 6%, 5/15/31	936,551	953,589
Series 2451, Cl. FD, 1.273%, 3/15/32[1]	640,382	643,756
Series 2461, Cl. PZ, 6.50%, 6/15/32	1,449,400	1,567,421
Series 2464, Cl. Fl, 1.273%, 2/15/32[1]	713,938	716,231
Series 2465, Cl. PG, 6.50%, 6/15/32	2,186,980	2,361,540
Series 2470, Cl. LF, 1.273%, 2/15/32[1]	716,038	718,887
Series 2471, Cl. FD, 1.273%, 3/15/32[1]	1,282,867	1,287,389
Series 2500, Cl. FD, 0.773%, 3/15/32[1]	889,853	876,013
Series 2517, Cl. GF, 1.273%, 2/15/32[1]	567,463	569,480
Series 2526, Cl. FE, 0.673%, 6/15/29[1]	1,208,558	1,180,478
Series 2530, Cl. FD, 0.773%, 2/15/32[1]	1,473,341	1,444,431
Series 2538, Cl. F, 0.873%, 12/15/32[1]	1,981,781	1,964,651
Series 2551, Cl. FD, 0.673%, 1/15/33[1]	921,121	907,684
Series 2551, Cl. LF, 0.773%, 1/15/33[1]	90,032	88,869
Series 2641, Cl. CE, 3.50%, 9/15/25	328,153	329,766
Series 2648, CI. JE, 3%, 2/1/30	9,356,973	9,427,738
Series 2750, Cl. XG, 5%, 2/1/34	8,950,000	9,350,636
Series 2754, Cl. PE, 5%, 2/15/34	5,000,000	5,202,893
Series 2764, Cl. UG, 5%, 3/1/34	8,261,000	8,641,901
Series 2844, Cl. PE, 5%, 8/15/34	7,500,000	7,737,745
Series 2857, Cl. MG, 5%, 9/1/34	4,970,000	5,158,864
Series 2890, Cl. PE, 5%, 11/1/34	9,070,000	9,325,800
Series 2939, Cl. PE, 5%, 2/15/35	9,198,000	9,454,140
Series 2947, Cl. HE, 5%, 3/1/35	3,990,000	4,101,642
Series 3015, Cl. GM, 5%, 8/1/35	8,440,000	8,691,158
Series 3019, Cl. MD, 4.75%, 1/1/31	5,452,088	5,654,935
Series 3022, Cl. HU, 5%, 8/1/35	8,000,000	8,264,073
F2 | OPPENHEIMER U.S. GOVERNMENT TRUST

	Principal
	Amount	Value

FHLMC/FNMA/Sponsored Continued
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: Continued
Series 3035, Cl. DM, 5.50%, 11/15/25	$1,827,054	$1,860,576
Series 3057, Cl. LG, 5%, 10/15/35	5,000,000	5,159,675
Series 3094, Cl. HS, 23.383%, 6/15/34[1]	718,135	843,098
Series 3134, Cl. FA, 0.573%, 3/15/36[1]	15,164,251	14,899,592
Series 3279, Cl. PH, 6%, 2/1/27	13,035,000	13,479,413
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security, Series 3045, Cl. Dl, 41.641%, 10/15/35[5]	17,276,423	2,028,179
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 192, Cl. IO, 10.297%, 2/1/28[5]	331,134	72,806
Series 205, Cl. IO, 9.25%, 9/1/29[5]	2,052,297	451,751
Series 206, Cl. IO, (10.231)%, 12/1/29[5]	560,040	104,503
Series 2074, Cl. S, 50.103%, 7/17/28[5]	419,961	66,977
Series 2079, Cl. S, 62.922%, 7/17/28[5]	695,219	113,750
Series 2122, Cl. S, 48.999%, 2/15/29[5]	2,953,716	472,440
Series 224, Cl. IO, 1.684%, 3/1/33[5]	2,183,273	407,976
Series 2304, Cl. SK, 53.947%, 6/15/29[5]	2,755,853	448,057
Series 243, Cl. 6, (11.645)%, 12/15/32[5]	1,036,026	140,650
Series 2493, Cl. S, 61.118%, 9/15/29[5]	607,231	93,164
Series 2526, Cl. SE, 40.452%, 6/15/29[5]	1,071,876	172,413
Series 2531, Cl. ST, 52.684%, 2/15/30[5]	176,410	10,708
Series 2802, Cl. AS, 99.999%, 4/15/33[5]	1,427,160	140,105
Series 2819, Cl. S, 52.427%, 6/15/34[5]	9,090,297	1,363,330
Series 2920, Cl. S, 78.183%, 1/15/35[5]	5,611,225	498,506
Series 3000, Cl. SE, 99.999%, 7/15/25[5]	6,371,053	696,795
Series 3004, Cl. SB, 99.999%, 7/15/35[5]	8,580,403	738,511
Series 3110, Cl. SL, 99.999%, 2/15/26[5]	820,428	83,679
Series 3146, Cl. SA, 52.799%, 4/15/36[5]	20,299,092	2,584,115
Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security, Series 192, Cl. PO, 7.029%, 2/1/28[6]	331,134	289,029
Federal National Mortgage Assn.:
4.50%, 5/25/18-6/1/20	27,730,915	29,067,726
4.50%, 9/1/39[7]	23,350,000	23,481,344
5%, 12/1/17-6/25/22	45,287,907	47,923,625
5%, 9/1/39[7]	7,277,000	7,469,156
5%, 9/25/18[8]	983,352	1,040,386
5.296%, 10/1/36	28,044,760	29,364,032
5.50%, 3/25/33-7/25/33	20,555,630	21,548,410
5.50%, 9/1/24-9/1/39[7]	75,344,000	78,504,649
6%, 6/25/30-10/1/37	69,044,241	73,077,658
6%, 9/1/24-9/1/39[7]	31,343,000	33,233,285
6%, 10/25/33[8]	4,316,804	4,588,375
6.50%, 6/25/17-1/1/34	26,121,808	28,279,882
6.50%, 9/1/39[7]	29,650,000	31,711,624
7%, 11/1/17-11/25/35	17,588,866	19,288,766
7.50%, 2/25/27-8/25/33	12,114,210	13,502,087
7.50%, 11/25/29[8]	93,767	104,576
F3 | OPPENHEIMER U.S. GOVERNMENT TRUST

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

FHLMC/FNMA/Sponsored Continued
Federal National Mortgage Assn.: Continued
8%, 12/25/22	$37,386	$42,106
8.50%, 7/1/32	100,611	111,533
11%, 7/25/16	26,003	29,288
11.50%, 11/25/15	31,652	35,832
Federal National Mortgage Assn. Grantor Trust:
Gtd. Trust Pass-Through Certificates, Trust 2001-T6, Cl. B, 6.088%, 5/25/11	10,000,000	10,637,300
Interest-Only Stripped Mtg.-Backed Security, Trust 2001-T4, Cl. IO, 25.917%, 7/25/41[5]	4,871,116	142,600
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Trust 1992-161, Cl. H, 7.50%, 9/25/22	5,297,890	5,770,421
Trust 1992-34, Cl. G, 8%, 3/25/22	54,743	58,383
Trust 1993-87, Cl. Z, 6.50%, 6/25/23	1,611,580	1,755,972
Trust 1999-54, Cl. LH, 6.50%, 11/25/29	1,288,599	1,381,305
Trust 2001-51, Cl. OD, 6.50%, 10/25/31	5,165,051	5,527,035
Trust 2001-69, Cl. PF, 1.266%, 12/25/31[1]	1,607,007	1,615,621
Trust 2002-29, Cl. F, 1.266%, 4/25/32[1]	796,313	800,631
Trust 2002-52, Cl. FD, 0.766%, 9/25/32[1]	762,757	753,925
Trust 2002-59, Cl. F, 0.666%, 9/25/32[1]	2,114,454	2,083,046
Trust 2002-60, Cl. FH, 1.266%, 8/25/32[1]	1,488,040	1,494,434
Trust 2002-64, Cl. FJ, 1.266%, 4/25/32[1]	245,124	245,078
Trust 2002-68, Cl. FH, 0.773%, 10/18/32[1]	479,720	474,147
Trust 2003-111, Cl. HF, 0.666%, 5/25/30[1]	4,140,389	4,068,123
Trust 2003-116, Cl. FA, 0.666%, 11/25/33[1]	542,056	531,619
Trust 2003-130, Cl. CS, 13.569%, 12/25/33[1]	759,278	839,093
Trust 2003-17, Cl. EQ, 5.50%, 3/25/23	4,266,000	4,505,216
Trust 2003-26, Cl. XF, 0.716%, 3/25/23[1]	5,127,410	5,041,864
Trust 2003-28, Cl. KG, 5.50%, 4/25/23	3,165,000	3,280,411
Trust 2003-89, Cl. XF, 0.666%, 11/25/32[1]	1,088,957	1,073,127
Trust 2004-72, Cl. FB, 0.766%, 9/25/34[1]	3,612,865	3,520,586
Trust 2004-W9, Cl. 2A2, 7%, 2/25/44	3,149,855	3,438,524
Trust 2005-100, Cl. BQ, 5.50%, 11/25/25	2,490,000	2,570,576
Trust 2005-104, Cl. MC, 5.50%, 12/25/25	4,700,000	4,926,666
Trust 2005-117, Cl. LA, 5.50%, 12/25/27	6,382,714	6,546,758
Trust 2005-25, Cl. PS, 26.991%, 4/25/35[1]	3,615,048	4,717,692
Trust 2005-31, Cl. PB, 5.50%, 4/25/35	2,280,000	2,391,535
Trust 2005-69, Cl. LE, 5.50%, 11/1/33	10,355,137	10,883,635
Trust 2006-110, Cl. PW, 5.50%, 5/25/28	4,476,584	4,635,440
Trust 2006-24, Cl. DB, 5.50%, 4/25/26	7,090,000	7,341,065
Trust 2006-46, Cl. SW, 23.225%, 6/25/36[1]	787,143	1,029,132
Trust 2006-50, Cl. KS, 23.226%, 6/25/36[1]	2,364,790	2,921,194
Trust 2006-50, Cl. SK, 23.226%, 6/25/36[1]	2,836,502	3,729,515
Trust 2007-9, Cl. LE, 5.50%, 3/25/37	2,000,000	2,096,402
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest Only, Stripped Mtg.-Backed Security, Trust 2005-14, Cl. SE, 44.346%, 3/25/35[5]	5,367,886	515,779
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security, Trust 2006-60, Cl. Dl, 43.272%, 4/25/35[5]	5,203,153	560,903
F4 | OPPENHEIMER U.S. GOVERNMENT TRUST

	Principal
	Amount	Value

FHLMC/FNMA/Sponsored Continued
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Trust 2001-61, CI. SH, 52.437%, 11/18/31[5]	$2,942,683	$422,878
Trust 2001-63, CI. SD, 40.837%, 12/18/31[5]	1,017,610	156,245
Trust 2001-68, CI. SC, 32.903%, 11/25/31[5]	697,224	93,757
Trust 2001-81, CI. S, 38.40%, 1/25/32[5]	677,396	77,808
Trust 2002-28, CI. SA, 41.386%, 4/25/32[5]	569,900	73,321
Trust 2002-38, CI. SO, 58.739%, 4/25/32[5]	805,755	90,770
Trust 2002-39, CI. SD, 43.133%, 3/18/32[5]	851,605	114,621
Trust 2002-41, CI. S, 77.962%, 7/25/32[5]	2,899,223	344,419
Trust 2002-48, CI. S, 38.38%, 7/25/32[5]	931,097	124,245
Trust 2002-52, CI. SD, 40.115%, 9/25/32[5]	762,757	106,227
Trust 2002-52, CI. SL, 39.09%, 9/25/32[5]	583,306	82,270
Trust 2002-53, CI. SK, 40.701%, 4/25/32[5]	531,206	86,486
Trust 2002-56, CI. SN, 41.163%, 7/25/32[5]	1,272,275	168,623
Trust 2002-77, CI. IS, 51.054%, 12/18/32[5]	1,372,768	206,963
Trust 2002-77, CI. JS, 49.774%, 12/18/32[5]	4,926,171	629,717
Trust 2002-77, CI. SA, 41.422%, 12/18/32[5]	3,547,972	430,299
Trust 2002-77, CI. SH, 46.412%, 12/18/32[5]	863,038	134,904
Trust 2002-9, CI. MS, 37.692%, 3/25/32[5]	1,053,781	149,834
Trust 2003-23, CI. ES, 75.573%, 10/25/22[5]	9,724,389	869,066
Trust 2003-25, CI. IK, 26.248%, 4/1/33[5]	12,625,203	2,442,992
Trust 2003-33, CI. SP, 56.982%, 5/25/33[5]	2,687,052	383,735
Trust 2003-4, CI. S, 49.093%, 2/25/33[5]	1,703,820	230,729
Trust 2003-89, CI. XS, 81.117%, 11/25/32[5]	2,925,753	232,687
Trust 2004-65, CI. SA, 47.732%, 5/25/23[5]	5,652,200	448,943
Trust 2005-19, CI. SA, 70.766%, 3/25/35[5]	23,764,796	2,879,062
Trust 2005-40, CI. SB, 88.149%, 5/25/35[5]	3,905,763	446,513
Trust 2005-71, CI. SA, 73.521%, 8/25/25[5]	4,116,826	420,099
Trust 2005-87, CI. SE, 59.989%, 10/25/35[5]	34,148,000	3,273,711
Trust 2005-87, CI. SG, 78.486%, 10/25/35[5]	12,575,068	1,251,940
Trust 2006-43, CI. SJ, 72.135%, 6/25/36[5]	20,499,908	1,638,092
Trust 2006-51, CI. SA, 53.546%, 6/25/36[5]	21,253,005	2,266,365
Trust 2008-10, CI. GI, 14.121%, 3/25/38[5]	10,200,157	1,082,195
Trust 221, CI. 2, 22.181%, 5/1/23[5]	1,689,144	307,461
Trust 240, CI. 2, 14.541%, 9/1/23[5]	2,638,026	560,293
Trust 252, CI. 2, 24.731%, 11/1/23[5]	819,110	151,807
Trust 303, CI. IO, 27.97%, 11/1/29[5]	6,421,972	1,207,271
Trust 319, CI. 2, 26.776%, 2/1/32[5]	2,036,911	386,321
Trust 321, CI. 2, 6.673%, 4/1/32[5]	2,622,946	513,947
Trust 324, CI. 2, 3.469%, 7/1/32[5]	1,170,209	224,006
Trust 328, CI. 2, (4.69)%, 12/1/32[5]	10,581,600	2,053,547
Trust 332, CI. 2, 3.984%, 3/1/33[5]	14,867,500	2,729,641
Trust 334, CI. 12, (14.352)%, 2/1/33[5]	4,156,707	666,284
Trust 339, CI. 7, (15.50)%, 7/1/33[5]	3,820,705	457,310
Trust 351, CI. 10, 16.382%, 4/1/34[5]	2,886,795	422,056
Trust 351, CI. 8, 0.183%, 4/1/34[5]	2,526,219	369,216
Trust 356, CI. 10, (5.78)%, 6/1/35[5]	2,180,888	326,488
Trust 356, CI. 12, (7.585)%, 2/1/35[5]	1,116,285	165,406
Trust 362, CI. 12, (3.054)%, 8/1/35[5]	3,217,737	486,633
F5 | OPPENHEIMER U.S. GOVERNMENT TRUST

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

FHLMC/FNMA/Sponsored Continued
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: Continued
Trust 362, CI. 13, (5.139)%, 8/1/35[5]	$1,703,736	$257,996
Trust 364, CI. 15, (7.992)%, 9/1/35[5]	3,052,810	486,522
Federal National Mortgage Assn., Principal-Only Stripped Mtg.-Backed Security:
Trust 322, CI. 1, 8.042%, 4/1/32[6]	4,595,798	4,091,246
Trust 324, CI. 1, 7.487%, 7/1/32[6]	521,008	461,345
Trust 327, CI. 1, 9.752%, 9/1/32[6]	579,298	515,189
Vendee Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 1995-2B, CI. 2IO, 16.926%, 6/15/25[5]	6,464,005	124,854

		814,591,688

GNMA/Guaranteed—5.4%
Government National Mortgage Assn.:
4.375%, 5/9/17[1]	22,147	22,676
4.50%, 9/1/39[7]	43,070,000	43,433,425
6.50%, 11/29/23-12/30/23	102,731	109,486
7%, 1/29/28-2/8/30	563,515	619,871
7.50%, 3/2/22-11/29/26	363,458	406,511
8%, 9/29/16-8/29/28	125,910	142,260
8.50%, 8/1/17-12/15/17	367,489	399,709
9.50%, 7/30/18-12/30/19	7,868	8,851
10%, 8/29/17-8/30/19	67,992	75,750
10.50%, 8/30/13-5/29/21	227,278	255,089
11%, 11/8/19-8/8/20	199,689	222,940
11.50%, 3/2/13	4,551	4,909
12%, 12/30/12-3/30/14	4,153	4,641
12.50%, 1/30/14-3/2/14	19,169	21,962
13%, 4/30/11	2,904	3,097
13.50%, 5/15/11-1/30/13	5,498	6,431
14%, 6/30/11	1,731	1,926
Government National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1999-32, CI. ZB, 8%, 9/16/29	5,593,152	6,106,358
Series 2000-12, CI. ZA, 8%, 2/16/30	1,458,427	1,577,847
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 1998-19, CI. SB, 48.344%, 7/16/28[5]	1,410,923	232,317
Series 1998-6, CI. SA, 65.701%, 3/16/28[5]	857,951	137,035
Series 2006-47, CI. SA, 64.821%, 8/16/36[5]	27,790,949	2,813,030

		56,606,121

Non-Agency—10.1%

Commercial—6.6%
Capital Lease Funding Securitization LP, Interest-Only Corporate-Backed
Pass-Through Certificates, Series 1997-CTL1, (6.932)%, 6/22/24[5]	17,115,724	500,609
ChaseFlex Trust 2006-2, Multiclass Mtg. Pass-Through Certificates, Series 2006-2, CI. A1B, 0.366%, 9/25/36[1]	65,508	64,618
F6 | OPPENHEIMER U.S. GOVERNMENT TRUST

	Principal
	Amount	Value

Commercial Continued
CHL Mortgage Pass-Through Trust 2005-17, Mtg. Pass-Through Certificates, Series 2005-17, Cl. 1A8, 5.50%, 9/1/35	$5,700,000	$4,361,871
Citigroup Mortgage Loan Trust, Inc. 2006-AR1, Mtg.-Backed Pass-Through Certificates, Series 2006-AR1, Cl. 1A1, 4.90%, 10/25/35[1]	8,234,756	6,532,131
Credit Suisse Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2007-C3, Cl. A4, 5.723%, 6/1/39[1]	1,360,000	1,000,125
Credit Suisse First Boston Mortgage Securities Corp., Mtg. Pass-Through Certificates, Series 2001-SPGA, Cl. B, 6.662%, 8/13/18	10,767,000	9,724,484
CWALT Alternative Loan Trust 2007-8CB, Mtg. Pass-Through Certificates, Series 2007-8CB, Cl. A1, 5.50%, 5/25/37	6,774,963	4,949,288
GS Mortgage Securities Corp. II, Commercial Mtg. Obligations, Series 2006-GG8, Cl. A4, 5.56%, 11/1/39	1,700,000	1,497,022
Heller Financial Commercial Mortgage Asset Corp., Interest-Only Commercial Mtg. Obligations, Series 2000-PH1, Cl. X, 7.948%, 1/17/34[5]	70,207,727	587,744
JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates:
Series 2007-LD11, Cl. A2, 5.992%, 6/15/49[1]	7,980,000	7,978,221
Series 2007-LDPX, Cl. A2S, 5.305%, 1/15/49	1,940,000	1,880,954
JPMorgan Mortgage Trust 2006-A7, Mtg. Pass-Through Certificates, Series 2006-A7, Cl. 2A2, 5.782%, 1/1/37[1]	1,994,818	1,428,197
LB-UBS Commercial Mortgage Trust 2007-C1, Commercial Mtg. Pass-Through Certificates, Series 2007-C1, Cl. A2, 5.318%, 1/15/12	11,120,000	11,071,749
Lehman Structured Securities Corp., Commercial Mtg. Pass-Through Certificates, Series 2002-GE1, Cl. A, 2.514%, 7/1/24	348,025	256,090
Mastr Alternative Loan Trust 2004-6, Mtg. Pass-Through Certificates, Series 2004-6, Cl. 10A1, 6%, 7/25/34	2,568,745	2,191,739
Morgan Stanley Capital I Trust, Commercial Mtg. Pass-Through Certificates, Series 2007-IQ16, Cl. A4, 5.809%, 12/1/49	2,980,000	2,561,306
Nomura Asset Securities Corp., Commercial Mtg. Pass-Through Certificates, Series 1998-D6, CI. A1B, 6.59%, 3/15/30	794	794
Structured Asset Securities Corp., Mtg. Pass-Through Certificates, Series 2002-AL1, Cl. B2, 3.45%, 2/25/32	2,993,755	1,218,583
Wells Fargo Mortgage-Backed Securities 2005-AR1 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2005-AR1, Cl. 1A1, 4.533%, 2/1/35[1]	10,478,267	9,939,304

		67,744,829

Multifamily—0.5%
Bear Stearns ARM Trust 2005-10, Mtg. Pass-Through Certificates, Series 2005-10, Cl. A3, 4.65%, 10/1/35[1]	3,675,000	2,432,398
CHL Mortgage Pass-Through Trust 2005-6, Mtg. Pass-Through Certificates, Series 2005-6, Cl. 2A1, 5.50%, 4/1/35	878,576	801,619
F7 | OPPENHEIMER U.S. GOVERNMENT TRUST

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Multifamily Continued
Merrill Lynch Mortgage Investors Trust 2005-A2, Mtg. Pass-Through Certificates, Series 2005-A2, CI. A2, 4.482%, 2/1/35[1]	$2,450,566	$2,269,948

		5,503,965

Residential—3.0%
Chase Mortgage Finance Trust 2007-A1, Multiclass Mtg. Pass-Through Certificates, Series 2007-A1, CI. 9A1, 4.566%, 2/1/37[1]	4,808,385	4,462,122
CHL Mortgage Pass-Through Trust 2005-J4, Mtg. Pass-Through Certificates, Series 2005-J4, CI. A7, 5.50%, 11/1/35	3,290,000	2,353,967
CHL Mortgage Pass-Through Trust 2007-HY3, Mtg. Pass-Through Certificates, Series 2007-HY3, CI. 1A1, 5.533%, 6/1/47[1,3]	3,942,401	1,976,128
CHL Mortgage Pass-Through Trust 2007-HY4, Mtg. Pass-Through Certificates, Series 2007-HY4, CI. 1A1, 6.072%, 9/1/47[1]	10,626,341	6,720,889
Merrill Lynch Mortgage Investors Trust 2005-A1, Mtg. Asset-Backed Certificates, Series 2005-A1, CI. 2A1, 3.932%, 12/25/34[1]	432,745	404,143
Merrill Lynch Mortgage Investors Trust 2006-3, Mtg. Pass-Through Certificates, Series 2006-3, CI. 2A1, 6.08%, 10/25/36[1]	9,610,035	8,190,284
RALI Series 2006-QS13 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2006-QS13, CI. 1A8, 6%, 9/25/36	189,631	177,764
Salomon Smith Barney RV Trust, Recreational Vehicles Mtg. Obligations, Series 2001-1, CI. B, 6.64%, 4/15/18	1,778,133	1,783,474
WaMu Mortgage Pass-Through Certificates 2007-HY1 Trust, Mtg. Pass-Through Certificates, Series 2007-HY1, CI. 4A1, 5.39%, 2/1/37[1]	6,136,605	4,406,276
WaMu Mortgage Pass-Through Certificates, Mtg. Pass-Through Certificates, Series 2000-1, CI. M3, 2.535%, 1/25/40[1]	83,030	29,680
Wells Fargo Mortgage-Backed Securities 2004-R Trust, Mtg. Pass-Through Certificates, Series 2004-R, CI. 2A1, 3.445%, 9/1/34[1]	412,171	387,196
		30,891,923

Total Mortgage-Backed Obligations (Cost $949,206,175)		975,338,526

U.S. Government Obligations—19.3%
Federal Home Loan Bank Unsec. Bonds, 3.625%, 10/18/13[9]	21,820,000	22,900,810
Federal Home Loan Mortgage Corp. Nts., 2.50%, 4/23/14[9]	56,600,000	56,487,649
Federal Home Loan Mortgage Corp. Reference Nts., 2.125%, 9/21/12	27,000,000	27,264,897
Federal National Mortgage Assn. Nts.:
2.50%, 5/15/14[9]	35,145,000	34,989,378
3%, 9/16/14	32,010,000	32,553,974
Federal National Mortgage Assn. Unsec. Nts., 4.625%, 10/15/14[9]	20,610,000	22,411,376
Resolution Funding Corp. Bonds, Residual Funding STRIPS, 4.994%, 1/15/21[10]	5,591,000	3,370,081

Total U.S. Government Obligations (Cost $196,949,829)		199,978,165
F8 | OPPENHEIMER U.S. GOVERNMENT TRUST

	Shares	Value

Investment Company—3.7%
Oppenheimer Institutional Money Market Fund, CI. E, 0.33%[11,12] (Cost $38,050,000)	38,050,000	$38,050,000
Total Investments, at Value (excluding Investments Purchased with Cash Collateral from Securities Loaned) (Cost $1,225,940,832)		1,247,250,201

Investments Purchased with Cash Collateral from Securities Loaned[13]—9.7%
OFI Liquid Assets Fund, LLC, 0.50%[11,12] (Cost $100,752,500)	100,752,500	100,752,500

Total Investments, at Value (Cost $1,326,693,332)	130.0%	1,348,002,701
Liabilities in Excess of Other Assets	(30.0)	(311,167,129)

Net Assets	100.0%	$1,036,835,572

Footnotes to Statement of Investments
1.	Represents the current interest rate for a variable or increasing rate security.

2.	Issue is in default. See Note 1 of accompanying Notes.

3.	Illiquid security. The aggregate value of illiquid securities as of August 31, 2009 was $1,976,128, which represents 0.19% of the Fund’s net assets. See Note 6 of accompanying Notes.

4.	Non-income producing security.

5.	Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $50,115,572 or 4.83% of the Fund’s net assets as of August 31, 2009.

6.	Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $5,356,809 or 0.52% of the Fund’s net assets as of August 31, 2009.

7.	When-issued security or delayed delivery to be delivered and settled after August 31, 2009. See Note 1 of accompanying Notes.

8.	All or a portion of the security is held in collateralized accounts to cover initial margin requirements on open futures contracts. The aggregate market value of such securities is $5,733,337. See Note 5 of accompanying Notes.

9.	Partial or fully-loaned security. See Note 7 of accompanying Notes.

10.	Zero coupon bond reflects effective yield on the date of purchase.

11.	Rate shown is the 7-day yield as of August 31, 2009.
F9 | OPPENHEIMER U.S. GOVERNMENT TRUST

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
12.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended August 31, 2009, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	August 31, 2008	Additions	Reductions	August 31, 2009

OFI Liquid Assets Fund, LLC	—	143,003,500	42,251,000	100,752,500
Oppenheimer Institutional Money Market Fund, Cl. E	—	276,750,000	238,700,000	38,050,000

	Value	Income

OFI Liquid Assets Fund, LLC	$100,752,500	$286,555
Oppenheimer Institutional Money Market Fund, Cl. E	38,050,000	43,445

	$138,802,500	$330,000

a. Net of compensation to the securities lending agent and rebates paid to the borrowing counterparties.
13.	The security/securities have been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 7 of accompanying Notes.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of August 31, 2009 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$33,883,510	$—	$33,883,510
Mortgage-Backed Obligations	—	975,338,526	—	975,338,526
U.S. Government Obligations	—	199,978,165	—	199,978,165
Investment Company	38,050,000	—	—	38,050,000
Investments Purchased with Cash Collateral from Securities Loaned	100,752,500	—	—	100,752,500

Total Investments, at Value	138,802,500	1,209,200,201	—	1,348,002,701

Other Financial Instruments:
Futures	905,903	—	—	905,903

Total Assets	$139,708,403	$1,209,200,201	$—	$1,348,908,604

F10 | OPPENHEIMER U.S. GOVERNMENT TRUST

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Liabilities Table
Other Financial Instruments:
Futures	$(499,903)	$—	$—	$(499,903)

Total Liabilities	$(499,903)	$—	$—	$(499,903)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation techniques, if any, during the reporting period.
Futures Contracts as of August 31, 2009 are as follows:

					Unrealized
		Number of	Expiration		Appreciation
Contract Description	Buy/Sell	Contracts	Date	Value	(Depreciation)

U.S. Treasury Long Bonds	Buy	1,320	12/21/09	$158,070,000	$1,699,770
U.S. Treasury Nts., 2 yr.	Sell	719	12/31/09	155,551,156	(371,278)
U.S. Treasury Nts., 5 yr.	Sell	544	12/31/09	62,696,000	(368,740)
U.S. Treasury Nts., 10 yr.	Sell	187	12/21/09	21,919,906	(201,268)

					$758,484

See accompanying Notes to Financial Statements.
F11 | OPPENHEIMER U.S. GOVERNMENT TRUST

STATEMENT OF ASSETS AND LIABILITIES August 31, 2009

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $1,187,890,832)	$1,209,200,201
Affiliated companies (cost $138,802,500)	138,802,500

1,348,002,701
Cash	627,244
Receivables and other assets:
Investments sold (including $69,648,200 sold on a when-issued or delayed delivery basis)	70,485,512
Interest, dividends and principal paydowns	5,714,727
Shares of beneficial interest sold	1,602,233
Futures margins	905,903
Other	112,465

Total assets	1,427,450,785

Liabilities
Return of collateral for securities loaned	100,752,500
Payables and other liabilities:
Investments purchased (including $285,330,344 purchased on a when-issued or delayed delivery basis)	286,153,362
Shares of beneficial interest redeemed	1,776,609
Dividends	532,577
Futures margins	499,903
Distribution and service plan fees	369,449
Trustees’ compensation	211,167
Transfer and shareholder servicing agent fees	204,974
Shareholder communications	66,983
Other	47,689

Total liabilities	390,615,213

Net Assets	$1,036,835,572

Composition of Net Assets
Par value of shares of beneficial interest	$115,100
Additional paid-in capital	1,055,277,787
Accumulated net investment loss	(1,130,891)
Accumulated net realized loss on investments	(39,494,277)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	22,067,853

Net Assets	$1,036,835,572

F12 | OPPENHEIMER U.S. GOVERNMENT TRUST

Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of $648,095,943 and 71,961,683 shares of beneficial interest outstanding)	$9.01
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$9.46

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $74,066,089 and 8,235,000 shares of beneficial interest outstanding)	$8.99

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $129,834,767 and 14,439,702 shares of beneficial interest outstanding)	$8.99

Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $41,286,842 and 4,584,697 shares of beneficial interest outstanding)	$9.01

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $143,551,931 and 15,878,965 shares of beneficial interest outstanding)	$9.04
See accompanying Notes to Financial Statements.
F13 | OPPENHEIMER U.S. GOVERNMENT TRUST

STATEMENT OF OPERATIONS For the Year Ended August 31, 2009

Investment Income

Interest	$69,716,126
Fee income	7,244,162
Income from investment of securities lending cash collateral, net—affiliated companies	286,555
Dividend from affiliated companies	43,445
Other income	20,688

Total investment income	77,310,976

Expenses

Management fees	6,703,405
Distribution and service plan fees:
Class A	1,692,649
Class B	841,661
Class C	1,475,525
Class N	215,470
Transfer and shareholder servicing agent fees:
Class A	1,417,159
Class B	314,590
Class C	324,413
Class N	192,712
Class Y	267,242
Shareholder communications:
Class A	118,210
Class B	30,940
Class C	27,238
Class N	4,721
Class Y	29,357
Trustees’ compensation	45,724
Custodian fees and expenses	14,084
Other	93,373

Total expenses	13,808,473
Less reduction to custodian expenses	(6,653)
Less waivers and reimbursements of expenses	(1,540,228)

Net expenses	12,261,592

Net Investment Income	65,049,384
F14 | OPPENHEIMER U.S. GOVERNMENT TRUST

Realized and Unrealized Gain (Loss)

Net realized gain (loss) on:
Investments from unaffiliated companies	$7,322,457
Closing and expiration of futures contracts	(17,686,011)
Swap contracts	(75,687,808)

Net realized loss	(86,051,362)
Net change in unrealized appreciation on:
Investments	22,268,548
Futures contracts	1,008,469
Swap contracts	6,068,086

Net change in unrealized appreciation	29,345,103

Net Increase in Net Assets Resulting from Operations	$8,343,125

See accompanying Notes to Financial Statements.
F15 | OPPENHEIMER U.S. GOVERNMENT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended August 31,	2009	2008

Operations
Net investment income	$65,049,384	$60,060,198
Net realized loss	(86,051,362)	(9,086,037)
Net change in unrealized appreciation (depreciation)	29,345,103	(6,069,199)

Net increase in net assets resulting from operations	8,343,125	44,904,962

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	—	(24,418,444)
Class B	—	(3,299,746)
Class C	—	(3,666,554)
Class N	—	(1,623,869)
Class Y	—	(10,419,024)

	—	(43,427,637)

Tax return of capital distribution from net investment income:
Class A	(37,678,402)	(9,351,747)
Class B	(3,917,817)	(1,263,733)
Class C	(6,902,958)	(1,404,213)
Class N	(2,312,806)	(621,907)
Class Y	(14,221,017)	(3,990,266)

	(65,033,000)	(16,631,866)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(18,191,756)	100,629,718
Class B	(16,500,391)	(22,828,401)
Class C	10,849,976	21,333,407
Class N	(6,799,321)	9,466,135
Class Y	(167,080,290)	138,799,641

	(197,721,782)	247,400,500

Net Assets
Total increase (decrease)	(254,411,657)	232,245,959
Beginning of period	1,291,247,229	1,059,001,270

End of period (including accumulated net investment income (loss) of $(1,130,891) and $5,386,018, respectively)	$1,036,835,572	$1,291,247,229

See accompanying Notes to Financial Statements.
F16 | OPPENHEIMER U.S. GOVERNMENT TRUST

FINANCIAL HIGHLIGHTS

Class A Year Ended August 31,	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$9.32	$9.40	$9.41	$9.74	$9.89

Income (loss) from investment operations:
Net investment income[1]	.48	.47	.43	.40	.40
Net realized and unrealized gain (loss)	(.31)	(.08)	.03	(.30)	— [2]

Total from investment operations	.17	.39	.46	.10	.40

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	(.34)	(.45)	(.43)	(.42)
Distributions from net realized gain	—	—	—	—	(.11)
Tax return of capital distribution	(.48)	(.13)	(.02)	—	(.02)

Total dividends and/or distributions to shareholders	(.48)	(.47)	(.47)	(.43)	(.55)

Net asset value, end of period	$9.01	$9.32	$9.40	$9.41	$9.74

Total Return, at Net Asset Value[3]	2.04%	4.12%	5.02%	1.16%	4.15%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$648,096	$694,682	$602,743	$596,294	$661,163

Average net assets (in thousands)	$697,010	$682,529	$586,872	$618,102	$670,487

Ratios to average net assets:[4]
Net investment income	5.41%	4.95%	4.58%	4.26%	4.07%
Total expenses	1.02%[5]	1.00%	1.04%[5]	1.05%	1.06%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.90%	0.90%	0.90%	0.90%	0.90%

Portfolio turnover rate[6]	109%	56%	65%	74%	95%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Less than $0.005 per share.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended August 31, 2009	1.02%
Year Ended August 31, 2007	1.04%

6.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended August 31, 2009	$4,625,764,360	$4,626,252,098
Year Ended August 31, 2008	$2,030,767,515	$1,878,460,184
Year Ended August 31, 2007	$1,773,680,463	$1,852,940,706
Year Ended August 31, 2006	$3,476,956,717	$3,692,200,123
Year Ended August 31, 2005	$5,959,020,148	$6,246,681,163
See accompanying Notes to Financial Statements.
F17 | OPPENHEIMER U.S. GOVERNMENT TRUST

FINANCIAL HIGHLIGHTS Continued

Class B Year Ended August 31,	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$9.31	$9.39	$9.40	$9.73	$9.88

Income (loss) from investment operations:
Net investment income[1]	.41	.40	.36	.33	.32
Net realized and unrealized gain (loss)	(.32)	(.08)	.03	(.30)	.01

Total from investment operations	.09	.32	.39	.03	.33

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	(.29)	(.38)	(.36)	(.35)
Distributions from net realized gain	—	—	—	—	(.11)
Tax return of capital distribution	(.41)	(.11)	(.02)	—	(.02)

Total dividends and/or distributions to shareholders	(.41)	(.40)	(.40)	(.36)	(.48)

Net asset value, end of period	$8.99	$9.31	$9.39	$9.40	$9.73

Total Return, at Net Asset Value[2]	1.17%	3.36%	4.24%	0.41%	3.37%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$74,066	$94,415	$117,997	$153,681	$209,494

Average net assets (in thousands)	$84,223	$108,995	$133,925	$175,707	$231,801

Ratios to average net assets:[3]
Net investment income	4.65%	4.19%	3.83%	3.50%	3.33%
Total expenses	1.97%[4]	1.84%	1.86%[4]	1.86%	1.84%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.65%	1.65%	1.65%	1.65%	1.65%

Portfolio turnover rate[5]	109%	56%	65%	74%	95%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended August 31, 2009	1.97%
Year Ended August 31, 2007	1.86%

5.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended August 31, 2009	$4,625,764,360	$4,626,252,098
Year Ended August 31, 2008	$2,030,767,515	$1,878,460,184
Year Ended August 31, 2007	$1,773,680,463	$1,852,940,706
Year Ended August 31, 2006	$3,476,956,717	$3,692,200,123
Year Ended August 31, 2005	$5,959,020,148	$6,246,681,163
See accompanying Notes to Financial Statements.
F18 | OPPENHEIMER U.S. GOVERNMENT TRUST

Class C Year Ended August 31,	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$9.30	$9.38	$9.40	$9.72	$9.88

Income (loss) from investment operations:
Net investment income[1]	.41	.40	.36	.33	.32
Net realized and unrealized gain (loss)	(.31)	(.09)	.02	(.29)	— [2]

Total from investment operations	.10	.31	.38	.04	.32

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	(.28)	(.38)	(.36)	(.35)
Distributions from net realized gain	—	—	—	—	(.11)
Tax return of capital distribution	(.41)	(.11)	(.02)	—	(.02)

Total dividends and/or distributions to shareholders	(.41)	(.39)	(.40)	(.36)	(.48)

Net asset value, end of period	$8.99	$9.30	$9.38	$9.40	$9.72

Total Return, at Net Asset Value[3]	1.28%	3.36%	4.13%	0.51%	3.27%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$129,835	$125,320	$105,687	$100,630	$117,783

Average net assets (in thousands)	$147,799	$120,688	$97,262	$105,608	$122,062

Ratios to average net assets:[4]
Net investment income	4.67%	4.20%	3.83%	3.51%	3.33%
Total expenses	1.80%[5]	1.77%	1.83%[5]	1.83%	1.82%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.65%	1.65%	1.65%	1.65%	1.65%

Portfolio turnover rate[6]	109%	56%	65%	74%	95%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Less than $0.005 per share.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended August 31, 2009	1.80%
Year Ended August 31, 2007	1.83%

6.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended August 31, 2009	$4,625,764,360	$4,626,252,098
Year Ended August 31, 2008	$2,030,767,515	$1,878,460,184
Year Ended August 31, 2007	$1,773,680,463	$1,852,940,706
Year Ended August 31, 2006	$3,476,956,717	$3,692,200,123
Year Ended August 31, 2005	$5,959,020,148	$6,246,681,163
See accompanying Notes to Financial Statements.
F19 | OPPENHEIMER U.S. GOVERNMENT TRUST

FINANCIAL HIGHLIGHTS Continued

Class N Year Ended August 31,	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$9.32	$9.40	$9.41	$9.74	$9.89

Income (loss) from investment operations:
Net investment income[1]	.45	.45	.41	.38	.37
Net realized and unrealized gain (loss)	(.30)	(.09)	.03	(.30)	— [2]

Total from investment operations	.15	.36	.44	.08	.37

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	(.32)	(.43)	(.41)	(.39)
Distributions from net realized gain	—	—	—	—	(.11)
Tax return of capital distribution	(.46)	(.12)	(.02)	—	(.02)

Total dividends and/or distributions to shareholders	(.46)	(.44)	(.45)	(.41)	(.52)

Net asset value, end of period	$9.01	$9.32	$9.40	$9.41	$9.74

Total Return, at Net Asset Value[3]	1.79%	3.87%	4.76%	0.91%	3.89%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$41,287	$50,126	$41,268	$38,997	$41,127

Average net assets (in thousands)	$44,941	$47,832	$38,701	$39,069	$38,200

Ratios to average net assets:[4]
Net investment income	5.15%	4.70%	4.32%	4.01%	3.82%
Total expenses	1.48%[5]	1.39%	1.48%[5]	1.51%	1.53%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.15%	1.15%	1.15%	1.15%	1.15%

Portfolio turnover rate[6]	109%	56%	65%	74%	95%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Less than $0.005 per share.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended August 31, 2009	1.48%
Year Ended August 31, 2007	1.48%

6.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended August 31, 2009	$4,625,764,360	$4,626,252,098
Year Ended August 31, 2008	$2,030,767,515	$1,878,460,184
Year Ended August 31, 2007	$1,773,680,463	$1,852,940,706
Year Ended August 31, 2006	$3,476,956,717	$3,692,200,123
Year Ended August 31, 2005	$5,959,020,148	$6,246,681,163
See accompanying Notes to Financial Statements.
F20 | OPPENHEIMER U.S. GOVERNMENT TRUST

Class Y Year Ended August 31,	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$9.35	$9.43	$9.45	$9.74	$9.89

Income (loss) from investment operations:
Net investment income[1]	.50	.49	.45	.43	.43
Net realized and unrealized gain (loss)	(.31)	(.08)	.03	(.27)	— [2]

Total from investment operations	.19	.41	.48	.16	.43

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	(.35)	(.48)	(.45)	(.45)
Distributions from net realized gain	—	—	—	—	(.11)
Tax return of capital distribution	(.50)	(.14)	(.02)	—	(.02)

Total dividends and/or distributions to shareholders	(.50)	(.49)	(.50)	(.45)	(.58)

Net asset value, end of period	$9.04	$9.35	$9.43	$9.45	$9.74

Total Return, at Net Asset Value[3]	2.30%	4.39%	5.22%	1.75%	4.48%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$143,552	$326,704	$191,306	$21,215	$2,681

Average net assets (in thousands)	$253,331	$276,906	$54,034	$12,688	$2,524

Ratios to average net assets:[4]
Net investment income	5.61%	5.20%	4.87%	4.58%	4.40%
Total expenses	0.67%	0.65%	0.59%[5]	0.61%	0.58%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.65%	0.64%	0.59%	0.61%	0.58%

Portfolio turnover rate[6]	109%	56%	65%	74%	95%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Less than $0.005 per share.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods of less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended August 31, 2009	0.67%
Year Ended August 31, 2007	0.59%

6.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended August 31, 2009	$4,625,764,360	$4,626,252,098
Year Ended August 31, 2008	$2,030,767,515	$1,878,460,184
Year Ended August 31, 2007	$1,773,680,463	$1,852,940,706
Year Ended August 31, 2006	$3,476,956,717	$3,692,200,123
Year Ended August 31, 2005	$5,959,020,148	$6,246,681,163
See accompanying Notes to Financial Statements.
F21 | OPPENHEIMER U.S. GOVERNMENT TRUST

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer U.S. Government Trust (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek high current income consistent with preservation of capital. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the
F22 | OPPENHEIMER U.S. GOVERNMENT TRUST

prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the “bid” and “asked” prices.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies during the period.
Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may
F23 | OPPENHEIMER U.S. GOVERNMENT TRUST

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.
As of August 31, 2009, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery
Basis Transactions

Purchased securities	$285,330,344
Sold securities	69,648,200
The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.
     Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.
     Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk. To assure its future payment of the purchase price, the Fund maintains internally designated assets with a market value equal to or greater than the payment obligation under the roll.
Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund
F24 | OPPENHEIMER U.S. GOVERNMENT TRUST

may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. Information concerning securities in default as of August 31, 2009 is as follows:

Cost	$4,550,157
Market Value	$—
Market Value as a % of Net Assets	0.00%
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Investment in OFI Liquid Assets Fund, LLC. The Fund is permitted to invest cash collateral received in connection with its securities lending activities. Pursuant to the Fund’s Securities Lending Procedures, the Fund may invest cash collateral in, among other investments, an affiliated money market fund. OFI Liquid Assets Fund, LLC (“LAF”) is a limited liability company whose investment objective is to seek current income and stability of principal. The Manager is also the investment adviser of LAF. LAF is not registered under the Investment Company Act of 1940. However, LAF does comply with the investment restrictions applicable to registered money market funds set forth in Rule 2a-7 adopted under the Investment Company Act. When applicable, the Fund’s investment in LAF is included in the Statement of Investments. Shares of LAF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of LAF’s expenses, including its management fee of 0.08%.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
F25 | OPPENHEIMER U.S. GOVERNMENT TRUST

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Appreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4]	Tax Purposes

$—	$—	$38,070,415	$20,433,160

1.	As of August 31, 2009, the Fund had $33,588,744 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of August 31, 2009, details of the capital loss carryforwards were as follows:

Expiring

2014	$12,404,454
2015	4,710,993
2016	3,688,102
2017	12,785,195

Total	$33,588,744

2.	As of August 31, 2009, the Fund had $4,481,671 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2018.

3.	During the fiscal year ended August 31, 2009, the Fund did not utilize any capital loss carryforward.

4.	During the fiscal year ended August 31, 2008, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for August 31, 2009. Net assets of the Fund were unaffected by the reclassifications.

Reduction to
	Reduction to	Accumulated
Reduction to	Accumulated Net	Net Realized
Paid-in Capital	Investment Income	Loss on Investments

$66,233,004	$6,533,293	$72,766,297
F26 | OPPENHEIMER U.S. GOVERNMENT TRUST

The tax character of distributions paid during the years ended August 31, 2009 and August 31, 2008 was as follows:

	Year Ended	Year Ended
	August 31, 2009	August 31, 2008

Distributions paid from:
Ordinary income	$—	$43,427,637
Return of capital	65,033,000	16,631,866

Total	$65,033,000	$60,059,503

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of August 31, 2009 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,327,569,542
Federal tax cost of other investments	(82,097,064)

Total federal tax cost	$1,245,472,478

Gross unrealized appreciation	$51,157,124
Gross unrealized depreciation	(30,723,964)

Net unrealized appreciation	$20,433,160

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended August 31, 2009, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$12,336
Payments Made to Retired Trustees	12,808
Accumulated Liability as of August 31, 2009	129,306
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within
F27 | OPPENHEIMER U.S. GOVERNMENT TRUST

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive earnings on cash balances maintained by the Fund, at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and
F28 | OPPENHEIMER U.S. GOVERNMENT TRUST

the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended August 31, 2009		Year Ended August 31, 2008
	Shares	Amount	Shares	Amount

Class A
Sold	37,738,232	$335,997,023	31,462,951	$300,177,324
Dividends and/or distributions reinvested	3,681,034	32,388,561	3,090,436	29,363,354
Redeemed	(43,999,950)	(386,577,340)	(24,142,698)	(228,910,960)

Net increase (decrease)	(2,580,684)	$(18,191,756)	10,410,689	$100,629,718

Class B
Sold	5,232,958	$46,401,441	3,982,476	$38,008,028
Dividends and/or distributions reinvested	393,947	3,461,169	431,892	4,100,040
Redeemed	(7,536,018)	(66,363,001)	(6,841,469)	(64,936,469)

Net decrease	(1,909,113)	$(16,500,391)	(2,427,101)	$(22,828,401)

Class C
Sold	12,577,950	$112,407,750	6,858,213	$65,416,508
Dividends and/or distributions reinvested	619,816	5,441,571	451,962	4,286,971
Redeemed	(12,227,103)	(106,999,345)	(5,104,721)	(48,370,072)

Net increase	970,663	$10,849,976	2,205,454	$21,333,407

Class N
Sold	2,258,720	$20,091,609	2,588,684	$24,648,997
Dividends and/or distributions reinvested	224,964	1,979,399	204,175	1,939,695
Redeemed	(3,278,446)	(28,870,329)	(1,804,975)	(17,122,557)

Net increase (decrease)	(794,762)	$(6,799,321)	987,884	$9,466,135

Class Y
Sold	8,518,238	$76,611,786	21,698,248	$206,579,558
Dividends and/or distributions reinvested	1,529,322	13,497,926	1,470,891	14,028,018
Redeemed	(29,097,339)	(257,190,002)	(8,523,860)	(81,807,935)

Net increase (decrease)	(19,049,779)	$(167,080,290)	14,645,279	$138,799,641

F29 | OPPENHEIMER U.S. GOVERNMENT TRUST

NOTES TO FINANCIAL STATEMENTS Continued
2. Shares of Beneficial Interest Continued
The Fund may participate in the ReFlow, LLC (“ReFlow”) liquidity program which is designed to provide an alternative source of funding to meet shareholder redemptions. ReFlow provides liquidity by being prepared to purchase Fund shares at the closing net asset value equal to the amount of the net redemptions on any given day. On subsequent days, when the Fund experiences net subscriptions, ReFlow redeems its holdings at the net asset value on that day, subject to maximum holding period restrictions set by ReFlow. The Fund will waive its transaction fees with respect to redemptions by ReFlow. When participating in the ReFlow program, the Fund pays ReFlow a fee equal to the value of shares purchased for the period held times a rate determined by a daily auction with other participating mutual funds in the ReFlow program. ReFlow is prohibited from acquiring more than 3% of the outstanding shares of the Fund and there is no assurance that ReFlow will have sufficient funds available to meet the Fund’s liquidity needs on a particular day. Fees incurred by the Fund during the period, if any, under the ReFlow liquidity program are included in “Other Expenses” per the Statement of Operations and fees payable by the Fund to ReFlow at period end, if any, are included in “Other Liabilities” per the Statement of Assets and Liabilities. As of August 31, 2009, ReFlow did not hold any shares of the Fund.
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF and LAF, for the year ended August 31, 2009, were as follows:

	Purchases	Sales

Investment securities	$548,312,720	$815,023,431
U.S. government and government agency obligations	481,622,673	403,194,920
To Be Announced (TBA) mortgage-related securities	$4,625,764,360	$4,626,252,098
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $300 million	0.600%
Next $100 million	0.570
Next $400 million	0.550
Next $1.2 billion	0.500
Over $2 billion	0.475
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a
F30 | OPPENHEIMER U.S. GOVERNMENT TRUST

per account fee. For the year ended August 31, 2009, the Fund paid $2,420,201 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at June 30, 2009 were as follows:

Class B	$6,194,917
Class C	3,659,683
Class N	961,223
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the
F31 | OPPENHEIMER U.S. GOVERNMENT TRUST

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class N
	Class A	Contingent	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor	Distributor

August 31, 2009	$317,143	$20,167	$272,889	$75,105	$2,812
Waivers and Reimbursements of Expenses. The Manager has voluntarily undertaken to limit the “Total expenses” for all classes of shares so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” as a percentage of average daily net assets will not exceed the following annual rates: 0.90% for the Class A shares; 1.65% for Class B and Class C shares, respectively; 1.15% for the Class N shares and 0.65% for the Class Y shares. During the year ended August 31, 2009, the Manager reimbursed the Fund $841,897, $220,291, $214,501, $111,374 and $60,423 for Class A, Class B, Class C, Class N and Class Y shares, respectively. The Manager may modify or terminate that undertaking at any time without notice to shareholders.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.
During the year ended August 31, 2009, OFS waived transfer and shareholder servicing agent fees as follows:

Class B	$46,850
Class N	35,212
The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended August 31, 2009, the Manager waived $9,680 for IMMF management fees.
5. Risk Exposures and the Use of Derivative Instruments
The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the
F32 | OPPENHEIMER U.S. GOVERNMENT TRUST

underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.
Market Risk Factors. In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:
Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.
Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.
Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.
Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
     Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.
     Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.
F33 | OPPENHEIMER U.S. GOVERNMENT TRUST

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be credit-worthy at the time of the transaction. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to net unrealized appreciation and depreciation for positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.
Credit Related Contingent Features. The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s ISDA master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.
Valuations of derivative instruments as of August 31, 2009 are as follows:

	Asset Derivatives			Liability Derivatives
Derivatives	Statement of			Statement of
Not Accounted for as	Assets and			Assets and
Hedging Instruments	Liabilities			Liabilities
under Statement 133(a)	Location	Value		Location	Value

Interest rate contracts	Futures margins	$905,903	*	Futures margins	$499,903	*

*	Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.
The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or Loss Recognized on Derivatives[1]
Derivatives Not Accounted for
as Hedging Instruments	Closing and Expiration
under Statement 133(a)	of Futures Contracts	Swap Contracts	Total

Interest rate contracts	$(9,829,852)	$—	$(9,829,852)
Credit contracts	—	(717,442)	(717,442)

Total	$(9,829,852)	$(717,442)	$(10,547,294)

Amount of Change in Unrealized Gain or Loss Recognized on Derivatives[1]
Derivatives Not Accounted for
as Hedging Instruments
under Statement 133(a)	Futures Contracts	Swap Contracts	Total

Interest rate contracts	$3,963,972	$—	$3,963,972
Credit contracts	—	12,657,889	12,657,889

Total	$3,963,972	$12,657,889	$16,621,861

1.	For the six months ending August 31, 2009.
F34 | OPPENHEIMER U.S. GOVERNMENT TRUST

Futures Contracts
A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.
     Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.
     Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.
     Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.
     The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.
     The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.
     Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.
Swap Contracts
The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.
     Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The value of the contracts is separately disclosed on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change
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NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.
     Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.
     Additional associated risks to the Fund include counterparty credit risk and liquidity risk. Counterparty credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund’s loss will consist of the net amount of contractual payments that the Fund has not yet received. If there is an illiquid market for the agreement, the Fund may be unable to close the contract prior to contract termination.
Credit Default Swap Contracts. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security, sovereign debt, or a basket of securities (the “reference asset”).
     The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.
     The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.
     If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.
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     The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual securities and, or, indexes that are either unavailable or considered to be less attractive in the bond market.
     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.
     As of August 31, 2009, the Fund had no such credit default swap agreements outstanding.
Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate or index) and the other on the total return of a reference asset (such as a security or a basket of securities). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.
     Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and, or, include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.
     The Fund has entered into total return swaps to increase exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the fund to pay, or receive payments, to, or from, the counterparty based on the movement of credit spreads of the related indexes.
     The Fund has entered into total return swaps to decrease exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the fund to pay, or receive payments, to, or from, the counterparty based on the movement of credit spreads of the related indexes.
     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.
     As of August 31, 2009, the Fund had no such total return swap agreements outstanding.
6. Illiquid Securities
As of August 31, 2009, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Fund will not invest more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.
7. Securities Lending
The Fund lends portfolio securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any
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NOTES TO FINANCIAL STATEMENTS Continued
7. Securities Lending Continued
cash received as collateral. The loans are secured by collateral (either securities, letters of credit, or cash) in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower and recognizes the gain or loss in the fair value of the securities loaned that may occur during the term of the loan. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. As of August 31, 2009, the Fund had on loan securities valued at $99,434,624. Collateral of $100,752,500 was received for the loans, all of which was received in cash and subsequently invested in approved instruments.
8. Subsequent Events Evaluation
The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through October 20, 2009, the date the financial statements were issued. This evaluation determined that there are no subsequent events that necessitated disclosures and/or adjustments.
9. Pending Litigation
During 2009, a number of lawsuits have been filed in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor (but not against the Fund). The lawsuits naming the Defendant Funds also name certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits against the Defendant Funds raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     A lawsuit has been brought in state court against the Manager, the Distributor and another subsidiary of the Manager (but not against the Fund), on behalf of the Oregon College Savings Plan Trust, and other lawsuits have been brought in state court against the Manager and that subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. All of these lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
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     Other lawsuits have been filed in 2008 and 2009 in state and federal courts, by investors who made investments through an affiliate of the Manager, against the Manager and certain of its affiliates. Those lawsuits relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff”) and allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     The Manager believes that the lawsuits described above are without legal merit and intends to defend them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits vigorously on behalf of those Funds, their boards and the Trustees named in those suits. While it is premature to render any opinion as to the likelihood of an outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer Funds.
F39 | OPPENHEIMER U.S. GOVERNMENT TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders
of Oppenheimer U.S. Government Trust:
We have audited the accompanying statement of assets and liabilities of Oppenheimer U.S. Government Trust, including the statement of investments, as of August 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer U.S. Government Trust as of August 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
October 20, 2009
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FEDERAL INCOME TAX INFORMATION Unaudited
In early 2009, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2008. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     None of the dividends paid by the Fund during the fiscal year ended August 31, 2009 are eligible for the corporate dividend-received deduction.
     Dividends, if any, paid by the Fund during the fiscal year ended August 31, 2009 which are not designated as capital gain distributions, may be eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. In early 2009, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates. The amount will be the maximum amount allowed.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
23 | OPPENHEIMER U.S. GOVERNMENT TRUST

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited
Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.
     The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.
     Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.
     Nature, Quality and Extent of Services. The Board considered information about the nature and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio managers and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.
24 | OPPENHEIMER U.S. GOVERNMENT TRUST

     The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Krishna Memani and Peter Strzalkowski, the portfolio managers for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.
     Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load general U.S. government funds including both funds advised by the Manager and funds advised by other investment advisers. The Board noted that the Fund’s one-year, three-year, five-year and ten-year performance was below its peer group median.
     Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund, other general U.S. government funds and other funds with comparable asset levels and distribution features. The Board noted that the Manager has voluntarily undertaken to limit the total expenses for all classes of shares as a percentage of average daily net assets so that they will not exceed the following annual rates: 0.90% for the Class A shares; 1.65% for Class B and Class C shares, respectively; 1.15% for the Class N shares and 0.65% for the Class Y shares.
25 | OPPENHEIMER U.S. GOVERNMENT TRUST

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / Continued
The Manager may modify or terminate that undertaking at any time without notice to shareholders. The Board noted that the Fund’s actual management fees and total expenses were slightly lower than its peer group median although its contractual management fees were higher than its peer group median.
     Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.
     Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates. The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.
     Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.
     Based on its review of the information it received and its evaluations described above, at meetings in June 2009, the Board, including a majority of the independent Trustees, decided to continue the Agreement for the period through November 30, 2009. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.
26 | OPPENHEIMER U.S. GOVERNMENT TRUST

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Householding—Delivery of Shareholder Documents
This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus, annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.
     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus, reports and privacy policy within 30 days of receiving your request to stop householding.
27 | OPPENHEIMER U.S. GOVERNMENT TRUST

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held;
Fund, Length of Service, Age	Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2005) Age: 66	Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Member of Zurich Financial Investment Management Advisory Council (insurance) (since 2004); Treasurer and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 60 portfolios in the OppenheimerFunds complex.

David K. Downes, Trustee (since 2007) Age: 69	Independent Chairman GSK Employee Benefit Trust (since April 2006); Director of Correctnet (January 2006-2007); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); Director of Internet Capital Group (information technology company) (since October 2003); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch & Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse & Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 60 portfolios in the OppenheimerFunds complex.

Matthew P. Fink, Trustee (since 2005) Age: 68	Trustee of the Committee for Economic Development (policy research foundation) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Oversees 60 portfolios in the OppenheimerFunds complex.
28 | OPPENHEIMER U.S. GOVERNMENT TRUST

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held;
Fund, Length of Service, Age	Number of Portfolios in the Fund Complex Currently Overseen

Phillip A. Griffiths, Trustee (since 1999) Age: 70	Fellow of the Carnegie Corporation (since 2007); Distinguished Presidential Fellow for International Affairs (since 2002) and Member (since 1979) of the National Academy of Sciences; Council on Foreign Relations (since 2002); Director of GSI Lumonics Inc. (precision technology products company) (since 2001); Senior Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Foreign Associate of Third World Academy of Sciences; Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 60 portfolios in the OppenheimerFunds complex.

Mary F. Miller, Trustee (since 2004) Age: 66	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 60 portfolios in the OppenheimerFunds complex.

Joel W. Motley, Trustee (since 2002) Age: 57	Managing Director of Public Capital Advisors, LLC (privately held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee of Historic Hudson Valley. Oversees 60 portfolios in the OppenheimerFunds complex.

Mary Ann Tynan, Trustee (since 2008) Age: 63	Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospital (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 60 portfolios in the OppenheimerFunds complex.

Joseph M. Wikler, Trustee (since 2005) Age: 68	Director of C-TASC (bio-statistics services (since 2007); Director of the following medical device companies: Medintec (since 1992) and Cathco (since 1996); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 60 portfolios in the OppenheimerFunds complex.

Peter I. Wold, Trustee (since 2005) Age: 61	Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (since 2004); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 60 portfolios in the OppenheimerFunds complex.
29 | OPPENHEIMER U.S. GOVERNMENT TRUST

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held;
Fund, Length of Service, Age	Number of Portfolios in the Fund Complex Currently Overseen

INTERESTED TRUSTEE	The address of Mr. Reynolds is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Mr. Reynolds serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Reynolds is an “Interested Trustee” because of a potential consulting relationship between RSR Partners, which Mr. Reynolds may be deemed to control, and the Manager.

Russell S. Reynolds, Jr., Trustee (since 1989) Age: 77	Chairman of RSR Partners (formerly “The Directorship Search Group, Inc.”) (corporate governance consulting and executive recruiting) (since 1993); Retired CEO of Russell Reynolds Associates (executive recruiting) (October 1969-March 1993); Life Trustee of International House (non-profit educational organization); Former Trustee of The Historical Society of the Town of Greenwich; Former Director of Greenwich Hospital Association. Oversees 60 portfolios in the OppenheimerFunds complex.

INTERESTED TRUSTEE AND OFFICER	The address of Mr. Murphy is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Murphy serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Murphy is an interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

John V. Murphy, Trustee, President and Principal Executive Officer (since 2001) Age: 60	Chairman and Director of the Manager (since June 2001); Chief Executive Officer of the Manager (June 2001-December 2008); President of the Manager (September 2000-February 2007); President and director or trustee of other Oppenheimer funds; President and Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (November 2001- December 2006); Chairman and Director of Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management Corporation and Trinity Investment Management Corporation (since November 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July 2001); President (since November 2001) and Director (since July 2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company (OAC’s parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Chairman (since October 2007) and Member of the Investment Company Institute’s Board of Governors (since October 2003). Oversees 98 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Memani, Strzalkowski and Zack, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.
30 | OPPENHEIMER U.S. GOVERNMENT TRUST

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held;
Fund, Length of Service, Age	Number of Portfolios in the Fund Complex Currently Overseen

Krishna Memani, Vice President and Portfolio Manager (since 2009) Age: 49	Senior Vice President and Head of the Investment Grade Fixed Income Team of the Manager (since March 2009). Mr. Memani was a Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities (from June 2006 through January 2009). He was the Chief Credit Strategist at Credit Suisse Securities (from August 2002 through March 2006). He was a Managing Director and Senior Portfolio Manager at Putnam Investments (from September 1998 through June 2002). He is a portfolio manager and an officer of 11 portfolios in the OppenheimerFunds complex.

Peter A. Strzalkowski Vice President and Portfolio Manager (since 2009) Age: 44	Vice President of the Manager (since August 2007), CFA and a member of the Manager’s Investment Grade Fixed Income Team (since April 2009). Managing Partner and Chief Investment Officer of Vector Capital Management, LLC, a structured products money management firm he founded, (July 2006-August 2007); a Senior Portfolio Manager at Highland Capital Management, L.P. (June 2005-July 2006) and a Senior Fixed Income Portfolio Manager at Microsoft Corp. (June 2003-June 2005); a Vice President and Senior Fixed Income Portfolio Manager at First Citizens Bank Trust, Capital Management Group (April 2000-June 2003); a Vice President and Fixed Income Portfolio Manager at Centura Banks (November 1998-April 2000). He is a portfolio manager and officer of 8 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 58	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983); Former Vice President and Director of Internal Audit of the Manager (1997-February 2004). An officer of 98 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 49	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (March 1999-June 2008), Centennial Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of 98 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Vice President and Secretary (since 2001) Age: 61	Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc.
31 | OPPENHEIMER U.S. GOVERNMENT TRUST

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held;
Fund, Length of Service, Age	Number of Portfolios in the Fund Complex Currently Overseen

Robert G. Zack, Continued	(since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds International Distributor Limited (since December 2003); Senior Vice President (May 1985- December 2003). An officer of 98 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.525.7048.
32 | OPPENHEIMER U.S. GOVERNMENT TRUST

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3. Audit Committee Financial Expert.
The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.
Item 4. Principal Accountant Fees and Services.
(a) Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $38,800 in fiscal 2009 and $38,800 in fiscal 2008.
(b) Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed $211,540 in fiscal 2009 and $310,000 in fiscal 2008 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: internal control reviews, audit of capital accumulation plan and professional services for FAS 157.
(c) Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $7,814 in fiscal 2009 and no such fees in fiscal 2008.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.
(d) All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $219,354 in fiscal 2009 and $310,000 in fiscal 2008 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5. Audit Committee of Listed Registrants
Not applicable.
Item 6. Schedule of Investments.
a) Not applicable.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11. Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 08/31/2009, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.
(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Oppenheimer U.S. Government Trust

By:	/s/ John V. Murphy John V. Murphy
Principal Executive Officer

Date: 10/09/2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John V. Murphy John V. Murphy
Principal Executive Officer

Date: 10/09/2009

By:	/s/ Brian W. Wixted Brian W. Wixted
Principal Financial Officer

Date: 10/09/2009